CENTENNIAL AMERICA FUND, L.P.
                    Supplement dated October 28, 1997 to the
                         Prospectus dated April 23, 1997

This Supplement to the Prospectus replaces the supplement dated May 1, 1997 and changes the Prospectus as follows:

1. In "Exchange Privilege" under "Exchanges of Shares" on page 17, the second sentence of the fourth paragraph is replaced by the following:

The redemption proceeds of shares of the Fund acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund.

2. The section captioned "Exchanges of Shares" is revised by adding the following after the sub-section captioned "Telephone Instructions" on page 19:

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

3. In "Eligible Investors" which begins on page 5, the last sentence and the cross-reference which follows that sentence are deleted in their entirety.

4. In "Tax Status of the Fund" which begins on page 20, the last sentence in the first paragraph is replaced by the following:

See the discussion below regarding the consequences to the Fund and its

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investors after December 31, 1997 of the "Electing 1987 Partnership"  provisions of the Taxpayer Relief Act of 1997.

5. In "Tax Status of the Fund" on page 21, the second and third sentences of the first full paragraph are replaced by the following:

Moreover, application of the "publicly-traded partnership" provisions of the Internal Revenue Code enacted in 1987 would result in the Fund being characterized as a corporation for Federal income tax purposes after December 31, 1997. Characterization of the Fund as an association taxable as a corporation for U.S. Federal income tax purposes would result in the imposition of both a U.S. Federal corporate income tax on earnings of the Fund and the imposition of U.S. Federal income tax and withholding on distributions to the limited partners of the Fund because such distributions would be characterized as "distributions" subject to withholding tax rather than as interest income eligible for the "portfolio interest" exemption and capital gains.

6. The following is added to "Tax Status of the Fund" on page 21:

The Taxpayer Relief Act of 1997 permits a publicly-traded partnership that was in existence on December 17, 1987, and that continues to meet certain other criteria, to elect to continue its status as a partnership for U.S. Federal income tax purposes for tax years after December 31, 1997. The Fund intends to make this election. As an "electing 1987 partnership," the Fund will maintain its treatment as a partnership rather than become taxable as a corporation for tax years after December 31, 1997 by paying a tax equal to 3.5% of its gross income and meeting certain other criteria.



October 28, 1997                                                    PS0870.002




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